UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 22, 2006 (September 18, 2006)

Date of report (Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8105 Irvine Center Drive, 15th Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 585-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On September 18, 2006, Commercial Capital Bancorp, Inc. (the “Company”) entered into Amendments to Employment Agreements with Stephen H. Gordon, its Chairman and Chief Executive Officer, David S. Depillo, its Vice Chairman, President and Chief Operating Officer, James H. Leonetti, its Executive Vice President and Chief Financial Officer, Richard A. Sanchez, its Executive Vice President and Chief Administrative Officer, and the following Executive Vice Presidents: James R. Daley, John C. Walsh and Robert O. Williams (collectively, the “Officers”). On the same date, the Company’s wholly owned subsidiary, Commercial Capital Bank, FSB (the “Bank”), entered into Amendments to Employment Agreements with each of the Officers. Information regarding these contracts follows.

The Company and the Bank entered into the Amendments to Employment Agreements to allow for the termination of their respective employment agreements and payment of compensation in connection with the acquisition of the Company by Washington Mutual, Inc. (which acquisition constitutes a “change in control” under such agreements) in compliance with the requirements of Sections 409A of the Internal Revenue Code of 1986, as amended. The Officers’ employment agreements otherwise remain in full force and effect, with terms as originally agreed upon. For further information, reference is made to the Amendments to Employment Agreements which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Amendment to Employment Agreement between Commercial Capital Bancorp, Inc. and Stephen H. Gordon (1)

10.2	Amendment to Employment Agreement between Commercial Capital Bancorp, Inc. and James R. Daley

10.3	Amendment to Employment Agreement between Commercial Capital Bancorp, Inc. and James H. Leonetti

10.4	Amendment to Employment Agreement between Commercial Capital Bancorp, Inc. and Richard A. Sanchez (2)

10.5	Amendment to Employment Agreement between Commercial Capital Bank, FSB and Stephen H. Gordon (3)

10.6	Amendment to Employment Agreement between Commercial Capital Bank, FSB and Richard A. Sanchez (4)

(1)	The Company has entered into a substantially identical agreement with Mr. Depillo, with the only difference being with respect to title and compensation.
(2)	The Company has entered into substantially identical agreements with Messrs. Williams and Walsh, with the only difference being with respect to title and compensation.
(3)	The Bank has entered into a substantially identical agreement with Mr. Depillo, with the only difference being with respect to title and compensation.
(4)	The Bank has entered into substantially identical agreements with Messrs. Williams, Walsh, Leonetti and Daley, with the only difference being with respect to titles and compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon
Stephen H. Gordon
Chairman of the Board and
Chief Executive Officer

Date: September 22, 2006